SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): August 14, 2002
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                           McLEODUSA INCORPORATED
                               --------------
             (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       0-20763               42-1407240
--------------------------------    --------------------    -----------------
(State or Other Jurisdiction of    (Commission File Number)  (IRS Employer
     Incorporation)                                         Identification No.)


                McLeodUSA Technology Park
                6400 C Street S.W., P.O. Box 3177
                Cedar Rapids, IA                              52406-3177
                (Address of Principal Executive                (Zip Code)
                Offices)


     Registrant's telephone number, including area code: (319) 790-7800
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           -----------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





Item 5.  Other Events.

         On August 14, 2002, McLeodUSA issued a press release relating to the filing of Statements under Oath of its Principal Executive Officer and its Principal Financial Officer with the Securities and Exchange Commission on August 14, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         99.1     Press Release issued by McLeodUSA Incorporated on
                  August 14, 2002
         99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
         99.3 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.  Regulation FD Disclosure.

McLeodUSA is furnishing herewith the Statements under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as Exhibits 99.2 and 99.3, respectively. The statements were filed with the Securities and Exchange Commission on August 14, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002). None of the information contained in this item of the Current Report on Form 8-K or Exhibits 99.2 or 99.3 hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings McLeodUSA has made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2002                           McLEODUSA INCORPORATED

                                                /s/ G. Kenneth Burckhardt
                                                -----------------------------
                                                G. Kenneth Burckhardt
                                                Chief Financial Officer

                               EXHIBIT INDEX


99.1     Press Release issued by McLeodUSA Incorporated on August 14, 2002
99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.3 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings